ADMA Biologics

REALIZING THE POTENTIAL OF PLASMA-DERIVED THERAPIES WITH GROUNDBREAKING IMMUNOTECHNOLOGY

January 2020



NASDAQ: ADMA

ADMA BIOLOGICS

Forward-Looking Statements

This presentation contains "forward-looking statements," pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. ("we," "our" or the "Company"), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "target," "anticipate," "plan," "expect," "believe," "will," "is likely, " "will likely," "should," "could," "would," "may" or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, without limitation, our plans to develop, manufacture, market, launch and expand our own commercial infrastructure and commercialize our current products and future products; our plans to expand our pipeline with differentiated immune globulin product candidates in development; potential near and mid-term value creation through certain milestones; the possibility of expanding our product portfolio with additional specialty immune globulin products; the safety, efficacy and expected timing of, and our ability to, obtain and maintain regulatory approvals of our current products, product expansions into new fields of use, indications and product candidates, and the labeling or nature of any such approvals; our dependence upon our third-party and related party customers and vendors and their compliance with regulatory bodies; our ability to obtain adequate quantities of U.S. Food and Drug Administration ("FDA")-approved plasma with proper specifications; our plans to increase our supplies of plasma; our ability to expand our plasma center network, regulatory processes, interpretations of final data of our products and product candidates; acceptability of any of our products for any purpose, by physicians, patients or payers; concurrence by the FDA with our conclusions and the satisfaction by us of its guidance; the likelihood and timing of FDA action with respect to any further filings by the Company, results of clinical development, the potential of specialty plasma-derived biologics to provide meaningful clinical improvement for patients living with Primary Immune Deficiency Disease ("PI"); our ability to market and promote our products in the competitive environment and to generate meaningful revenues; our estimated revenue potential; our projected year over year growth, anticipated through 2025; our ability to increase market share and grow revenue through anticipated product launches; potential clinical trial initiations; potential investigational new product applications, Biologics License Applications, and expansion plans; our intellectual property position, including our expectations of the scope of patent protection with respect to our products or other future pipeline product candidates; the achievement of clinical and regulatory milestones; our manufacturing capabilities; third-party contractor capabilities and strategy; our plans relating to manufacturing, supply and other collaborative agreements; potential contract manufacturing opportunities and sales of fractionation, intermediates to add accretive revenues; our estimates regarding expenses, capital requirements and needs for additional financing; possible or likely reimbursement levels for our currently marketed products and estimates regarding market size; projected growth and sales for our existing products as well as our expectations of market acceptance of BIVIGAM® and ASCENIV™; future economic conditions and performance; expectations for future capital requirements; commercialization efforts relating to our products and the runway and limitation of our available cash; and our ability to identify alternative sources of cash. The forward-looking statements contained herein represent the Company's estimates and assumptions only as of the date of this presentation, and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation, except as otherwise required by the federal securities laws. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by these forward-looking statements, including, but not limited to, the risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

Who We Are

ADMA Biologics is an **end-to-end commercial biopharmaceutical company** committed to manufacturing, marketing and developing **specialty plasma-derived products** for the prevention and treatment of infectious diseases in the **immune compromised** and other patients at risk for infection



We believe our devotion to these underserved populations fuels us, and our hands-on approach to production and development sets us apart

What We Do



PLASMA COLLECTION

ADMA BioCenters
(FDA-licensed operation)
&
Long-term supply contracts in place



MANUFACTURING
Plasma-Derived Biologics Production Facility

Immunoglobulins

Plasma Protein Intermediates



TESTING & VALIDATION
QC/Scientific lab

ON-SITE:
QC Testing Laboratory
Cold-Chain Storage & Raw Material Management



COMMERCIAL & MEDICAL AFFAIRS

Strategy and Operations
In-house team
Field Force Targeting Hospitals & Infusion Centers



DISTRIBUTION

Partnering Agreements to Service all Types of End Users and Sites of Care

End-to-end operations with capabilities to capitalize on the growing US plasma products market

ADMA Investment Highlights

Operating in the plasma-derived therapeutics industry, a **unique area of healthcare** that has a **track record of long-term** growth and durability

US Market Size 2018

IG=$6.8B

Addressable market growing to

Forecasted to Grow to

~$13.9B by 2025

CAGR 10.9% 2020-2025

Very few players – consolidation has created opportunities for ADMA

Safety, efficacy & reimbursement of plasma-derived products is established

Limited substitution for IG with any other therapy or product

Low-risk of "generics" or emerging markets providing plasma therapies to the US from lower-cost, non-US plasma

Decades-long product lifecycles Standard IG has no patent cliffs

Expanding market with projected increasing demand for IG

*IgG 2025 Analysis of the Intravenous and Subcutaneous Immune Globulin (Igg) Market In the United States In 2018 and Forecast to 2025. Orange, CT: Marketing Research Bureau Inc., May 2019

ADMA Investment Highlights

High Barriers to Entry: Manufacturing & Regulatory Compliance

Significant CAPEX required to build a fractionation facility with long timelines

To market plasma products for the US, **products must be made from US donor plasma** in FDA-approved biologics manufacturing plants

Regulatory Barriers – Strict rules and regulations from FDA and State health departments in FDA- approved biologics manufacturing plants

Greenfield facilities to produce plasma-derived products cost hundreds of millions to billions of dollars to construct along with multiple years of project / regulatory timeline – which are historically extended

Patent portfolio across hyperimmune IG landscape including the production of ASCENIV

Established platform for developing additional hyperimmune specialty IG products and deriving revenue from contract manufacturing and services

Commercial Sales & Production Ramp Underway

ADMA manufactures and markets 3 FDA-approved IG products in the US:

- **BIVIGAM®** relaunched and marketed in 2019
- **ASCENIV™** first commercial sales in 2019
- **NABI-HB®** marketed in the US since 1999

Potential peak revenues of all **ADMA's IG products and production process estimated at >$250M annually** as we ramp production over the next 3-5 years

ADMA controls all aspects of manufacturing, regulatory affairs and quality assurance

Opportunities to **expand production capacity, increase production yield and revenue while enhancing margins**

ADMA Offers a Multi-Faceted Revenue-Generation Platform

≥$250M
Annual Revenue Potential



CMO Activities
Source Plasma Supply
IG production and processing (including protein intermediates)
ASCENIV
BIVIGAM
Nabi-HB

Contract manufacturing and laboratory services

ADMA BioCenters provides source plasma to 3rd parties

Plasma protein intermediate paste sales to 3rd parties

Three FDA-approved and marketed IG products; additional plasma-derived product candidates in development

Existing infrastructure supports manufacturing and commercial product opportunities to generate multiple meaningful sources of revenue

Introduction to Plasma-Derived Therapies and Production

Plasma-derived therapeutics are essential, life-sustaining biologic drugs which replace absent proteins due to genetic and acquired disorders in hundreds of thousands of patients in the US

Many of these naturally occurring proteins **are unable to be replaced by new, innovative therapies**

Many patients require **long-term treatments and some potentially for their entire life**

Immunoglobulins (IG) or Intravenous Immune Globulin (IVIG) is a pooled plasma-derived product from healthy plasma donors, containing a range of polyclonal antibodies against common pathogens (e.g., bacteria, fungi, and viruses)

Only 6 companies currently produce IVIG approved for the US market, including CSL Behring, Grifols, Takeda, Octapharma, BPL and ADMA

Other therapeutic products made from plasma proteins include: albumin, coagulation factors, alpha-1, C-1 esterase, etc.


45%
RED & WHITE BLOOD CELLS AND PLATELETS
55%
PLASMA
90%
WATER
7%
PROTEIN
3%
OTHER
60%
ALBUMIN
15%
IgG
1%
FACTOR VIII
24%
OTHER

ADMA optimized IG manufacturing process and validation for intermediate fractions allows for the potential to maximize revenue from each L of plasma while producing life-sustaining and saving therapies

Overview: Production of Plasma-Derived Therapies

ADMA BIOLOGICS

COHN-ONCLEY COLD ETHANOL FRACTIONATION PROCESS

Raw Material Collections

- Donors
- Plasmapheresis
- Source Plasma for Manufacturing

Must include a **60 Day** hold per FDA Regulation

Manufacturing

Fractionation (upstream)

- Cryoprecipitate
- II+III Paste / IG / IVIG
- Fraction IV
- Fraction V

Purification (downstream)

- Viral Inactivation
- Ultra-Filtration
- Final Formulation

Filling

- Filling into vials
- Final packaging & labeling
- Lot # serialization

Approximately 4-6 months. Includes all in-process bulk testing and batch record review and release by ADMA and any 3rd parties

Release Testing

- ADMA in-house
- 3rd Party Labs
- FDA Testing of each lot

90 days or longer for certain 3rd party lab release tests

Time for collection, manufacturing and release estimated at 7 to 12 months

Timing is not unique to ADMA – Other fractionators report similar production timelines

Plasma Collection Centers: ADMA Bio Centers

Plasma Centers are Essential to Ensure Raw Material Supply to Produce IG and Other Plasma Proteins

ADMA BIOLOGICS

Expertise since 2011 – First ADMA BioCenter FDA-approved

- Dedicated business unit with specialized staff and management oversight
- Compliant with FDA and PPTA requirements

Each center uses the latest technology Haemonetics donor collection devices and donor tracking software

ADMA is a supplier to certain leading plasma companies through contracts and spot-market sales

Collect hyperimmune and normal source plasma

Hyperimmune plasma means the plasma collected from donors is tested and confirmed to contain high-levels of antibodies against a specific pathogen and meets FDA requirements. Hyperimmune plasma collection requires FDA approval

Normal source plasma is plasma that is collected from donors and meets FDA requirements


ADMA
ADMA




1300:
130:
900:
YOUR DONATION MATTERS

Expanding the ADMA BioCenter Network - 2020 Forward

ADMA BIOLOGICS

FDA-approved validation, SOPs, and training documentation in place

Opening additional centers – low regulatory risk and rapid time to first collections due to current FDA approval of documentation and methods

Plan to build between 5 to 10 new collection centers in total in various geographic locations across the US over the next 3 years

Vertical integration provides ADMA with increased speed to ramp to peak collection volumes in FDA-approved biologics manufacturing plants

Use what we need, sell what we don't – decrease COGs, and generate additional revenue

Goals

Realize forecasted economies of scale as collections increase reducing the overall cost per L

Enhance efficiencies and ensure self-sufficiency into the future

Growth of the ADMA plasma collection network firms up the ability to ramp IG production and grow market share

Enhance economies of scale, speed to market, self-reliance, and increase market share

Plasma Product Manufacturing Overview

ADMA: One of a Few Manufacturers of Specialty Immune Globulins in the US

Acquired the Boca Raton, FL facility June 2017

FDA product approvals and new license granted in 2019

FDA-approved products include:

- **BIVIGAM®** (immune globulin intravenous, human)
- **ASCENIV™** (immune globulin intravenous – slra, human)
- **NABI-HB®** (hepatitis B immune globulin, human)

Platform for developing additional hyperimmune and specialty IG products

Additional potential: contract manufacturing opportunities and sales of intermediate fractions to add accretive revenues









Fractionation plants are scarce with only four companies operating FDA-approved facilities in the US

Leveraging Our Vertical Integration with End-to-End Control

PLASMA DONORS & PLASMA COLLECTION

ADMA BioCenters &
Long-term supply contracts

3rd Party collectors provide long term supply agreements

MANUFACTURING Plasma-Derived Biologics Production Facility

Immunoglobulins: Fractionation & purification

Plasma protein intermediates

QC/ Scientific Laboratory

- Raw materials
- In process production
- Final release
- Small scale process development
- Assay development and validation
- Testing of raw materials

Aseptic Filling & Final Packaging

- In-house specialty team to oversee 3rd party operations
- Certain functions augmented by in-house staff
- Potential to bring certain activities completely in-house with modest CAPEX
- Potential to improve final product yield, enhance margins and speed time to release product to market

End-to-end control of the supply chain and production process to produce our own products and leverage our expertise as a CMO for others

ADMA's Plant – How Much Product Could Be Produced Annually?

400,000 L world-class plasma fractionation and purification plant

- Located in: Boca Raton, FL | Total Staff: ~350

ADMA's IG production process yields ~3.5 to 4g of IG per L of plasma processed

Total maximum production potential today:
400,000L x 3.5-4g per L = 1.4M to 1.6M grams of finished IG

- Potential for >$250M revenue opportunity from IG

Plasma Intermediates are harvested with each batch of IG produced (e.g.. Cryoprecipitate and Fraction V)

- Potential for $20M+ annual revenue opportunity


ADMA

World-class plasma fractionation facility and laboratories

ADMA Is Well Positioned for Near and Long-Term Growth with Reasonable Investments in CAPEX

ADMA BIOLOGICS

SCALE PLASMA COLLECTION CENTER NETWORK WITH FORECASTED IG PRODUCTION RAMP

- Ramp plasma collection center build-out with forecasted plant processing throughput in a controlled and complaint manner
- Anticipated 3 – 5 years to ramp to peak production throughput in Boca Raton, FL facility
- Plan to build 5-10 centers over 3 years
- Each plasma center built can collect ~50,000L annually
- Plasma centers have traded in recent acquisitions for $10M-$15M per center when operating at peak collection capacity

ASSAY DEVELOPMENT

- More accurate biological assays means better control over the manufacturing process and potentially increased product yield


Plasma Collection
Plant Capacity / IG Process Scale Up
Fill / Finish Final Packaging
Assay Development
Supply Chain Control Adds Value

INCREASE TOTAL PLANT PROCESSING CAPACITY

- Potential to increase the current IG process plasma pooling volume – could result in ~30 to 50% increase in total IG production capacity

ASEPTIC FILL-FINISH CAPABILITIES

- Potential to bring certain capabilities in-house for nominal capex which may offer:
  - Reduced production life-cycle time
  - Limit losses inherent to biological drug production on older filling lines such as destructive weight checks
  - Potential additional CMO revenue source

Goals: Enhance and improve production and supply-chain efficiencies to increase total production capacity, product yield and margin across the product mix

COMMERCIAL OPPORTUNITY:

PLASMA PRODUCTS PORTFOLIO

ASCENIV
Immune Globulin Intravenous (Human) 10% Liquid

BIVIGAM
IMMUNE GLOBULIN INTRAVENOUS (HUMAN), 10% LIQUID

Nabi-HB
Hepatitis B Immune Globulin (Human)

Plasma IG Market Is Sizeable & Growing

IMMUNE GLOBULIN (IG or IVIG) is a pooled plasma product from healthy plasma donors, containing a range of polyclonal antibodies against common pathogens

IG IS USED TO TREAT A WIDE VARIETY OF DISORDERS

- Primary immune deficiencies
- Autoimmune diseases
- Immune-compromised patients
- Neuropathic diseases

IG WIDELY MARKETED IN THE US

6 companies are currently producing IG for the US, including CSL Behring, Grifols, Takeda, Octapharma, BPL and ADMA

IG UTILIZATION INCREASING DUE TO

- New research and data
- New markets (emerging countries)
- Aging population
- Utilization of new pharmaceuticals leading to increase in secondary immune deficiency

~$6.8 Billion U.S. Immune Globulin (IG) Market*



U.S. IG market (2010-18)
Forecast 2019-2025
$15.0
$10.0
$5.0
$-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Total IG Revenue in $ US Billions
Estimated Revenue In Billions

Projected 10.9% CAGR anticipated through 2025

*IgG 2025 Analysis of the Intravenous and Subcutaneous Immune Globulin (Igg) Market In the United States In 2018 and Forecast to 2025. Orange, CT: Marketing Research Bureau Inc., May 2019

IG is Widely Used and Reimbursed Across Payer Mix

FDA-Approved Uses*	Possible Additional Reimbursed Evidence-Based Uses		
Primary immunodeficiency (PI)	Acquired red cell aplasia	Multiple myeloma	Rasmussen's syndrome
Multifocal motor neuropathy	Bone marrow transplantation	Myasthenia gravis	Renal transplant from liver donor
B-cell chronic lymphocytic leukemia	Dermatomyositis	Neonatal hemochromatosis	Solid organ transplantation
Immune thrombocytopenic purpura	Enteroviral meningoencephalitis	Parvovirus B19	Staphylococcal toxic shock
Kawasaki syndrome	Established bacterial sepsis	Pediatric HIV	Systemic lupus erythematosus
Chronic inflammatory demyelinating polyneuropathy	Multiple sclerosis	Post transfusion purpura	Toxic epidemal necrolysis

FDA-approved use and evidence based use is consistently expanding across therapeutic areas

*Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis. Not all uses approved for all IG products by FDA.

Primary Immunodeficiency is a Significant Market Opportunity

ADMA BIOLOGICS

Primary Immunodeficiency: Epidemiology overview

Over 350 genetic disorders are classified within PI
- **~250,000 PI** PATIENTS in the U.S.
- **~50%** are treated with IG

The ADMA portfolio of Ig Products offers alternatives and can help treat major subsets of the PI population

ADMA IS AN ADVOCATE FOR THE PI PATIENT

Different patient types present with different risks for infection

- Type and severity of immune deficiency
- History of respiratory infection conditions
- Age
- Environmental Conditions
- Bronchiectasis
- Asthma
- Chronic lung disease
- Impaired pulmonary function

Partners With Patient Advocacy:

Jeffrey Modell Foundation

Immune Deficiency Foundation

Potential higher-risk target population

Class	Est. Incidence (U.S.) Population	Target Population Numbers
Common Variable Immune Deficiency (CVID)	1 in 25,000 to 1 in 50,000 (7,000-14,000 patients)	2,000 to 5,000 patients
Severe Combined Immune Deficiency Syndrome (SCID)	New diagnoses of ~100 cases reported each year	500-1,000 patients on IVIG post transplant
Wiskott-Aldrich Syndrome (WAS)	4 in every 1,000,000 males has the disorder – sometimes not diagnosed until adulthood	600 patients on IVIG therapy
DiGeorge Syndrome (DGS)	1 in 4,000 births suffers from DGS (700-800 patients)	1,000 patients receive IVIG therapy
Ataxia Telangiectasia (AT)	1 in 40,000 to 1 in 100,000	3,000 to 8,000 patients
X-Linked Hyper IgM Deficiency (XHMD)	2 in every 1,000,000 males	350 patients receive IVIG therapy
X-Linked Agammagobulinanemia (XLA)	1 in 10,000 are diagnosed with XLA (35,000 patients)	3,500 patients are more susceptible to viral infections

Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis

Commercial Products:

ADMA BIOLOGICS

BIVIGAM
IMMUNE GLOBULIN INTRAVENOUS
(HUMAN), 10% LIQUID

BIVIGAM®
(Immune Globulin Intravenous, Human)

FDA-APPROVED PROTECTION AGAINST SERIOUS INFECTIONS

- Indicated for the treatment of patients with PI
- Contains a wide spectrum of polyclonal antibodies against endemic pathogens



BIVIGAM
BIVIGAM



PROTECTION IS A BEAUTIFUL THING

Professional Promotional Platform

Ongoing reintroduction of BIVIGAM well-received in a high-demand IG market

Commercial Products:

ADMA BIOLOGICS

ASCENIV
IMMUNE GLOBULIN INTRAVENOUS
(HUMAN) 10% LIQUID

ASCENIV™
(Immune Globulin Intravenous - slra, Human)

FDA-APPROVED
PROTECTION AGAINST SERIOUS INFECTIONS

- Indicated for the treatment of patients with PI
- Contains a wide spectrum of polyclonal antibodies against endemic pathogens
- Manufactured through ADMA's patented process using source plasma that is collected from donors screened using a microneutralization assay to detect and identify which donors possess sufficient levels of naturally-occurring neutralizing antibody titers to Respiratory Syncytial Virus (RSV)


Immune Globulin Intravenous, Human - slra,10% Liquid
ASCENIV
ADMA


ASCENIV™
Formulary Kit
INSIDE
COUNTS

Professional Promotional Platform

Novel IVIG with differentiation based on ADMA Biologics patented microneutralization screening assay, donor selection, and pooling process

Commercial Products:

Nabi-HB®
Hepatitis B Immune Globulin (Human)

NABI-HB®
(Hepatitis B Immune Globulin, Human)

FDA-APPROVED TO PROVIDE ENHANCED IMMUNITY AGAINST HEPATITIS B

- Successfully used for over 20 years to protect against Hepatitis B infection among newly exposed individuals
- Manufactured from plasma obtained from vaccinated donors with high titers of antibodies to Hepatitis B surface antigen, anti-HBs



Hepatitis B Immune Globulin (Human)
Nabi-HB®
1 mL (> 312
5 mL (> 1560 IU)



HBV
Acute Hepatitis B Virus Infection
Additional Steps for Protection
in Sexual Assault Patients
IT'S POSSIBLE THE MOST DESTRUCTIVE DAMAGE IS YET TO COME
ACT NOW AND PREVENT HBV FROM TAKING HOLD FOREVER

Professional Promotional Platform

Established brand with established distribution channels:
Pull-through strategy based on driving increased utilization in sexual assault patients

Commercialization/Distribution Strategy for ADMA's Immunoglobulins

ADMA BIOLOGICS

Distribution channel is well defined

- Inpatients – hospital based
- Outpatients – infusion center / physician office / homecare

✓ INDEPENDENT INFUSION CENTERS
✓ HOME CARE COMPANIES
✓ INDEPENDENT GPOs

HOSPITAL PHARMACY
TIER ONE INSTITUIONS

Well established distribution organizations handle cold-chain products efficiently

- Have existing product serialization tracking systems
- Have existing relationships with hospital pharmacy buyers and infusion center/homecare purchasing departments

BioCareSD™
McKESSON
AmerisourceBergen®

ADMA's product portfolio offerings have overlapping prescriber call points

- Clinical immunologists
- Infectious diseases
- Hematology/oncology
- Critical care & emergency medicine

CLINICAL IMMUNOLOGY
INFECTIOUS DISEASE
EMERGENCY MEDICINE
HEMATOLOGY/ONCOLOGY

Identified and engaged with appropriate channel partners that align with our call plan and sites-of-service where there is demand across our immunoglobulin portfolio

US Plasma Products Competitive Landscape

Competitive Landscape

Presently, the US IG market is led by 4 major producers:

- CSL Behring, Grifols, Takeda (Shire), Octapharma account for approximately 90% of US market

Market is growing between **~6-11% annually**

Growth has historically been through acquisition

Low-risk of "generics" or emerging markets providing plasma therapies to the US from lower-cost non-US plasma

Novel therapies in R&D and clinical trials are **unlikely to replace polyclonal IG** for immune compromised patients in the near- to long-term

Market Data



2018 US IG Market Share
29%
30%
31%
7%
3%
Grifols
CSL
Shire
Octapharma
ADMA & Others

Year-over-year growth driven by higher utilization of IG and acquisitions; low risk of generic intrusion or novel therapies to displace IG

Source: Marketing Research Bureau, 2018 US Fractionation Market Report, ADMA internal analysis

Creating & Unlocking Value:

INTELLECTUAL PROPERTY AND R&D PIPELINE

Despite Decades of IG Use, Patients and Treaters Continue to Advocate for Improved Therapies and Treatment Options

Despite standard immune globulin therapy, patients continue to experience recurrent respiratory infection and chronic lung disease[4,9]

>90%

of PI patients on standard IVIG experience recurrent respiratory tract infections[10]

In a 40-year study of 473 patients with PID[7]*



29% developed chronic lung disease[7]



11% developed bronchiectasis[7]

IMMUNE DEFICIENCY FOUNDATION SURVEY

63% of respondents reported having asthma, 13% have COPD	**46%** of PI patients reported they suffer from chronic lung conditions
40% of PI patients report lung infections and other infections in the prior 12 months	**~6%** of PI patients reported being hospitalized in the prior 12 months due to lung impairments

4. Cinetto F, Scarpa R, Rattazzi M, Agostini C. The broad spectrum of lung diseases in primary antibody deficiencies. Eur Respir Rev. 2018;27(149). doi:10.1183/16000617.0019-2018. 7. Resnick ES, Moshier EL, Godbold JH, Cunningham-Rundles C. Morbidity and mortality in common variable immune deficiency over 4 decades. Blood. 2012:119(7);1650-1657. 9. Baumann U, Routes JM, Soler-Palacin P, Jolles S. The lung in primary immunodeficiencies: new concepts in infection and inflammation. Front Immunol. 2018;9:1837. Published 2018 Aug 8. doi:10.3389/fimmu.2018.01837. 10. Jolles S. Subclinical infection and dosing in primary immunodeficiencies. Clin Exp Immunol. 2014;178 (suppl 1):67-69. doi: 10.1111/cei. 12516.

Source: 2013 IDF National Immunoglobulin Treatment Survey/Third National Survey of the Treatment Experiences and Preferences of Patients with Primary Immunodeficiency Diseases in 2013. A total of 4,000 patients with primary immunodeficiency diseases (PI), who had reported either intravenous immunoglobulin (IVIG) therapy or subcutaneous immunoglobulin (SCIG) therapy, were selected from the IDF database for this survey.

One infection is one too many!
Each time a PI patient gets a serious infection, irreparable damage occurs

ADMA's Patented Immunotechnology is Used to Manufacture ASCENIV™

ADMA BIOLOGICS



Discover ADMA Biologics Patented Immunotechnology*

DESIGNED FOR THE IMMUNOCOMPROMISED

We manufacture, develop and commercialize specialized, targeted, plasma-derived therapeutics to extend and enhance the lives of individuals who are naturally or medically immunocompromised at risk for certain infections.

Screen and identify high-titer donors

Hyperimmune donors with high-titer antibodies to select pathogens are identified.

Tailored compositions

Tailored plasma pools are derived from a unique blend of normal source plasma and plasma obtained from the selected donors.

Proprietary testing

A proprietary microneutralization assay quantitatively measures titer levels of neutralizing RSV antibodies in plasma donor samples.

PATENTS ISSUED

9,107,906 - Composition
9,714,283 - Use
9,815,886 - Methods
Expiration 2035

These patents include the use of IG for treatment and prevention of all viral induced respiratory infections

ADMA Biologics Pipeline

Potential additional target populations for ASCENIV™

As previously disclosed, we believe the published data and **FDA approval of ASCENIV™ better positions ADMA to further its mission** to evaluate ASCENIV™ in immune-compromised patients infected with or at-risk for Respiratory Syncytial Virus (RSV) infection

- **HSCT/Bone Marrow Transplant**
  - **~22,000** procedures/year performed in the US
- **Solid Organ Transplant (lung, heart, liver and multi-organ)**
  - **~14,000** solid organ transplants/year (excluding kidney transplants) performed in the US
- **Cancer Patients Receiving Chemotherapy**
  - **~650,000** patients/year receive chemotherapy in the US
- **Others At-Risk for RSV Infection**

Published data suggests additional label expansion opportunities may be explored for ASCENIV™ now that it has FDA approval for PI

ADMA Biologics Pipeline

Patent No. 10,259,865 related to methods of treatment and prevention of *S. pneumonia* infection

- The patent (expiration date 2037) claims encompass methods of preparing immune globulin via **harvesting plasma from *S. pneumonia* vaccinated, healthy adult human donors** and pooling the harvested plasma as the source for manufacturing a hyperimmune anti-*pneumococcal* immune globulin
- The **novel methods** ensure the immune globulin will contain standardized, **elevated opsonic antibodies to a plurality of *S. pneumonia* serotypes**
- **The issued claims also encompass hyperimmune anti-*pneumococcal* immune globulin**
    - Donor stimulation and vaccination methods to ensure high titers in the plasma pool
    - Methods of treating *S. pneumonia* infection and;
    - Methods of providing immunotherapy using the hyperimmune anti-*pneumococcal* immune globulin





Basic principles of immunology teach more antibody is better than less when treating or preventing infectious diseases

Our R&D Commitment:

Doing Better
For Donors

Doing Better
For Patients

S. pneumonia: Significant problematic pathogen even in this age of vaccine preventable disease

Of vaccine eligible patients, less than 50% receive appropriate protection

ADMA's patent and donor stimulation methods work to improve healthcare for donors and patients at risk for Pneumonia

The plasma industry CAN DO BETTER! – Together we can provide healthcare benefits to donors and save patients' lives

We can make a difference in all aspects of the plasma products supply chain, thus improving healthcare for millions

S. pneumonia: A Leading Cause of Illness and Death

- Is estimated to cause about **900,000 pneumococcal pneumonia infections** within the United States per year, resulting in **450,000 hospitalizations***
- Is the **most common cause of community acquired pneumonia** (CAP) in the United States[1]
- **Emerging resistance to antibiotics is increasing**
- Community acquired pneumonia is a frequent and severe infection and is the **eighth most common cause of overall mortality in the United States***
- Is an opportunistic pathogen that takes advantage of hosts with underdeveloped, weakened, and or deteriorating immune systems and has the **greatest incidence rates in children under the age of two, the immunocompromised, and the elderly***

900,000 cases annually
40,000 Deaths
from pneumococcal infections per year Within the United States*

In the US, all-cause pneumonia is the #1 cause of vaccine preventable illness and death
Vaccines typically are ineffective in immune compromised patients

*Brooks, L. R. K. & Mias, G. I. Streptococcus pneumoniae's Virulence and Host Immunity: Aging, Diagnostics, and Prevention. Front Immunol 9, 1366, doi:10.3389/fimmu.2018.01366 (2018).

Milestones, Corporate and Financial Highlights

Experienced Management Team and Board of Directors

ADMA BIOLOGICS

NAME	SELECTED CURRENT OR PAST AFFILIATIONS
Adam Grossman Founder, President, CEO & Director	MedImmune; GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; American Red Cross
Brian Lenz, CPA Executive Vice President, Chief Financial Officer	KPMG; BioNJ; CorMedix
James Mond, MD, PhD Executive Vice President, Chief Scientific Officer & Chief Medical Officer	National Institutes of Health; BIOSYNEXUS Incorporated
Steven Elms Chairman	AISLING CAPITAL; HAMBRECHT & QUIST; LOXO ONCOLOGY
Dr. Jerrold Grossman Founder & Vice Chairman	GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; immuno; New York Blood Center
Lawrence Guiheen Director	Baxter; PPTA Plasma Protein Therapeutics Association; KEDRION BIOPHARMA
Eric Richman Director	PharmAthene; MedImmune; HealthCare Ventures LLC; LABCONNECT
Dov Goldstein, MD Director	AISLING CAPITAL; HealthCare Ventures LLC; Vicuron Pharmaceuticals; LOXO ONCOLOGY; SCHRÖDINGER
Bryant Fong Director	BIOMARK CAPITAL; NEOS Therapeutics

Financials

Current Financial Overview	Nine Months 2019 Financial Results	Nine Months 2018 Financial Results	4Q19	4Q18	FY 2019	FY2018
Revenues	$17.3M	$12.9M	$11.9M*	$4.1M	$29.2M*	$17.0M
Total Operating Expenses	$50.9M	$56.7M				
Loss per common share	$(0.72)	$(1.06)				
Cash and cash equivalents	$48.0M†					
Total assets	$137.8M					
Total liabilities	$101.7M					
Total stockholders' equity	$36.1M					
Common stock outstanding	59.3M					
Fully diluted common stock outstanding	67.1M					

*Preliminary, unaudited and subject to adjustment

†Does not include $12.5M tranche from Perceptive Credit Facility available to ADMA at its option until March 31, 2020

Upcoming Milestones

OBJECTIVES

- ☑ Commercial launch and first sales of ASCENIV™
- ☑ Execute supply agreement to produce and sell intermediate fractions
- ❑ Continue production ramp for first full year of commercial sales across IG product portfolio
- ❑ Expand plasma collection facility network
- ❑ Evaluate and implement strategy for potential manufacturing capacity expansion
- ❑ Disclose potential product development pipeline consisting of additional specialty plasma and/or hyperimmune IG products

Investment and Corporate Highlights



REVENUE INTEGRAATION PLATFORM
DRUG MANUFACTURING COMMERCIAL & PIPELINE PRODUCTS
PLASMA COLLECTION
CONTRACT MANUFACTURING & TESTING

- ADMA is well-positioned for success in a documented growing market with tight supply
- 3 FDA-approved commercial IG products with total IG manufacturing process revenue potential of ~$250M annually
- FDA compliant production facility with 400,000L processing capacity with potential for expansion
- End-to-end control of supply chain offers opportunities for growth and efficiency enhancements improving margins
- Year-over-year revenue growth and all 2019 milestones achieved
- FDA licenses for source plasma collection centers as well as long-term supply agreements in place offers stability from fluctuating market pricing
- Documented regulatory, clinical and manufacturing expertise in a consolidating and growing market both domestically and abroad

All 2019 milestones achieved with year-over-year growth across multiple revenue streams; servicing demand in a growing market, 3 FDA-approved products, compliant production facility with long-term supply agreements

Thank You